Exhibit 10.29
AMENDMENT NO. 1 TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
          THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Amendment”) is dated as of September 23, 2005 and is by and among BANK OF AMERICA, N.A, successor to FLEET CAPITAL CORPORATION, a Rhode Island corporation, and the other parties identified as Lenders on the signature pages hereto (collectively, “Lenders”), on the one hand, and WABASH NATIONAL CORPORATION, a Delaware corporation, WABASH NATIONAL, L.P., a Delaware limited partnership, WNC CLOUD MERGER SUB, INC., an Arkansas corporation, and FTSI DISTRIBUTION COMPANY, L.P., a Delaware limited partnership (collectively, “Borrowers”), on the other hand. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement referred to herein below.
W I T N E S S E T H:
          WHEREAS, Lenders and Borrowers are parties to an Amended and Restated Loan and Security Agreement, dated as of December 30, 2004 (as the same has been and may be amended, or modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrower;
          WHEREAS, Borrowers have requested that the Majority Lenders amend the Loan Agreement in certain respects; and
          WHEREAS, the Majority Lenders have agreed to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:
          1. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance upon the representations and warranties of Borrowers set forth in Section 4 below, the Loan Agreement is hereby amended as follows:
          (a) Subsection 8.2.7(iv)(d) of the Loan Agreement is hereby amended by deleting therefrom the amount “$10,000,000” and inserting in its place the amount “$20,000,000”.
          (b) Subsection 8.2.7 of the Loan Agreement is further amended by (x) deleting the word “and” at the end of clause (iii) thereof, (y) deleting the period at the end of clause (iv) thereof and inserting in its place the phrase “; and” and (z) inserting the following as a new clause (v) thereof:

     “(v) Distributions in the form of the redemption or other repurchase by Wabash of Common Stock from time to time, in each case, so long as, and to the extent that, (a) no Default or Event of Default is then in existence or would be caused thereby after giving effect thereto, (b) after giving effect to the proposed Distribution, Borrowers are in compliance with Fixed Charge Coverage Ratio pursuant to Section 8.3 on a pro forma, but unadjusted, basis as of the most recent testing date, (c) immediately after completing such Distribution, Borrowers have Availability of at least $25,000,000, (d) the amount of all such Distributions by Wabash, measured at the time made, does not exceed $50,000,000 during the term of this Agreement, unless otherwise approved in writing by Majority Lenders, and (e) at least 1 Business Day prior to such Distribution, Borrowers have delivered to Agent a certificate of Wabash’s Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to Agent, certifying compliance with each of the foregoing requirements and showing all applicable calculations.”
          (c) The definition of the term Fixed Charge Coverage Ratio contained in Exhibit 8.3 of the Loan Agreement is hereby amended and restated in its entirety, as follows:
     “Fixed Charge Coverage Ratio — with respect to any period, the ratio of (i) EBITDA for such period minus the sum of (a) any provision for (plus any benefit from) income taxes included in the determination of net earnings (or loss) for such period plus (b) non-financed Capital Expenditures during such period plus (c) the aggregate amount of Distributions made during such period pursuant to clause (iv) of subsection 8.2.7 of the Agreement, plus (d) the aggregate amount of Distributions made during the period pursuant to clause (v) of subsection 8.2.7 of the Agreement, to (ii) Fixed Charges for such period, all as determined for Wabash and its Subsidiaries on a Consolidated basis and in accordance with GAAP.”
          2. Scope of Amendment. Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties of Borrowers set forth therein, this Amendment shall have the effect of amending the Loan Agreement as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.
          3. Conditions to Effectiveness. The effectiveness of this Amendment and the amendments contained herein are subject to the satisfaction of the following conditions precedent or concurrent:
          (a) Agent shall have received a copy of this Amendment executed by Borrowers and the Majority Lenders, together with a reaffirmation of Guaranty Agreement executed by each Guarantor; and
          (b) No Default or Event of Default shall be in existence.

          4. Representations and Warranties. To induce Lenders to execute and deliver this Amendment, Borrowers hereby represent and warrant to Lenders that, after giving effect to this Amendment:
          (a) All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date).
          (b) No Default or Event of Default has occurred which is continuing.
          (c) This Amendment, and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.
          (d) The execution and delivery by Borrowers of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.
          5. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Amendment.
[Signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

LENDERS:

BANK OF AMERICA, N.A, successor to
FLEET CAPITAL CORPORATION,
as Agent and as a Lender

By:

Title:

NATIONAL CITY BUSINESS CREDIT, INC.,
as Syndication Agent and as a Lender

By:

Title:

GENERAL ELECTRIC
CAPITAL CORPORATION, as a Documentation
Agent and as a Lender

By:

Title:

WACHOVIA BANK,
NATIONAL ASSOCIATION, as a
Documentation Agent and as a Lender

By:

Title:

FIFTH THIRD BANK (CENTRAL INDIANA),
as a Lender

By:

Title:

LASALLE BANK NATIONAL ASSOCIATION,
as a Lender

By:

Title:

WELLS FARGO BANK,
NATIONAL ASSOCIATION, as a Lender

By:

Title:

BORROWERS:

WABASH NATIONAL CORPORATION

By:

Title:

WABASH NATIONAL, L.P.

By:

Title:

WNC CLOUD MERGER SUB, INC.

By:

Title:

FTSI DISTRIBUTION COMPANY, L.P.

By:

Title:

REAFFIRMATION
          Wabash National Trailer Centers, Inc., a Delaware corporation, Wabash Financing LLC, a Delaware limited liability company, National Trailer Funding, L.L.C., a Delaware limited liability company, Apex Trailer Leasing & Rentals, L.P., a Delaware limited partnership, Continental Transit Corporation, an Indiana corporation, Wabash National Services, L.P., a Delaware limited partnership, and Cloud Oak Flooring Company, Inc., an Arkansas corporation (each “Guarantor” and collectively, “Guarantors”), hereby (i) acknowledge receipt of a copy of the foregoing Amendment No. 1 to Amended and Restated Loan and Security Agreement (the “Amendment”); (ii) affirm that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which any Guarantor is a party; and (iii) reaffirm that such Loan Documents and all obligations of the Guarantors thereunder shall continue to remain in full force and effect.
          IN WITNESS WHEREOF, Guarantors have executed this Reaffirmation on and as of the date of the Amendment.

WABASH NATIONAL TRAILER CENTERS, INC.

By:

Title:

WABASH FINANCING LLC

By:

Title:

NATIONAL TRAILER FUNDING, L.L.C.

By:

Title:

APEX TRAILER LEASING & RENTALS, L.P.

By:

Title:

CONTINENTAL TRANSIT CORPORATION

By:

Title:

WABASH NATIONAL SERVICES, L.P.

By:

Title:

CLOUD OAK FLOORING COMPANY, INC.

By:

Title: